AMENDMENT TO SENIOR SECURED NOTES

Dated May 22, 2007

AMENDMENT TO SENIOR SECURED NOTE, DATED AS OF May 22, 2007 (the “Amendment”), made by and between NEONODE INC., a Delaware corporation, with its principal offices located at Biblioteksgatan 11, S111 44 Stockholm, Sweden (the “Company”) and the Bridge Investors (as defined below).

Background: On February 28, 2006, November 20, 2006 and January 22, 2007, the Company sold senior secured notes in aggregate principal amount of $10,000,000 (the “Senior Secured Notes”) to accredited and non-US investors (collectively in this capacity, the “Bridge Investors”). The Senior Secured Notes provide for amendment by action of the Required Holders (defined in the Senior Secured Notes as “the holders of at least 50.1% of the aggregate principal amount of Senior Secured Notes”), and this Amendment effects such an amendment.

The Company sold senior secured notes, due September 30, 2007, in aggregate principal amount of $1,000,000 to SBE, Inc., a Delaware corporation (“SBE”), pursuant to a note purchase agreement, dated as of May 18, 2007, of which one note in the principal amount of $500,000 is outstanding (the “SBE Notes”). The Company does not expect the SBE Notes to be extended, so there is a risk to Bridge Investors that the SBE Notes may be paid prior to the Senior Secured Notes.

The Company plans to sell to new investors (the “New Investors”) up to $3,000,000 in principal amount of Senior Secured Notes, in substantially similar form to the Senior Secured Notes as amended by this Amendment (the “New Notes”).

The Company has entered into an Agreement and Plan of Merger and Reorganization, dated January 19, 2007, as amended (the “Merger Agreement”), by and among the Company, SBE and Cold Winter Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of SBE (“Merger Sub”), which provides for a merger (the “Merger”) of the Company with and into Merger Sub. The parties to this Amendment wish to extend the maturity date of the Senior Secured Notes and SBE Note in order to provide the Company with additional time to complete the

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein, and in accordance with the terms and conditions of the Senior Secured Notes, the Company and the Holder hereby approve the amendment of the Existing Note as set forth herein the parties agree as follows:

1. By their respective execution of this Amendment, the Company and the undersigned Bridge Investors agree that the Senior Secured Notes shall be extended and shall be due and payable on December 31, 2007.

2. The term Required Holders is hereby redefined, effective after the date hereof, to include all of New Notes, if any are issued, as Senior Secured Notes; accordingly, actions that can be taken by the Required Holders under the Senior Secured Notes will, after the effective date hereof, require the action of holders of at least 50.1% of the aggregate principal amount of Senior Secured Notes and New Notes.

3. The Amendment shall be effective to extend the term of all Senior Secured Notes and shall bind all the Bridge Investors when executed and delivered by the Company and the Required Holders.

4. Except as expressly provided herein, the Senior Secured Notes and SBE Notes shall continue in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment to Senior Secured Notes, dated May 22, 2007.
Company:	NEONODE INC.

By: __________________________________
Name: Mikael Hagman
Title: CEO & President

Bridge Investors:
Date: May 22, 2007	[____________________________________]

By:__________________________________
Name: AIGH Investment Partners LLC
Title: Manager, GP

Date: May 22, 2007	[____________________________________]

By:__________________________________
Name: Hirshcel Berkowitz
Title:

Date: May 22, 2007	[____________________________________]

By:__________________________________
Name: Joshua Hirsch
Title:
Date: May 25, 2007	Iwojima Sarl
[____________________________________]
By:__________________________________
Name: Oliver Kuchly
Title: Manager